Exhibit 99.1

Update on Trump Media Digital Token Initiative

Brokers Reminded of Tomorrow’s Deadline

SARASOTA, Fla., Feb. 12, 2026 (GLOBE NEWSWIRE) -- Trump Media and Technology Group Corp. (Nasdaq, NYSE Texas: DJT) ("Trump Media" or the "Company"), operator of the social media platform Truth Social, the streaming platform Truth+, and the FinTech brand Truth.Fi, reminds broker participants of the February 13 deadline to provide information about DJT shareholders as of the February 2 record date, in accordance with the communication to brokers below dated January 21, 2026.

Consistent with its objective of promoting transparency, Trump Media is collaborating with broker participants, intermediaries, and other stakeholders to ensure an accurate and complete count of DJT shareholders as of the record date, including to facilitate the participation of all eligible holders in the digital token initiative.

Communication to Brokers

Date: January 21, 2026
To: Broker Participants
From: Trump Media and Technology Group Corp.

On December 31, 2025, Trump Media and Technology Group Corp. (Nasdaq, NYSE Texas: DJT) (“Trump Media”) announced plans to distribute digital tokens to its shareholders in partnership with Crypto.com. Each shareholder will be eligible to receive one digital token per whole share of DJT owned as of the record date, February 2, 2026.

We are collaborating with our external partners BetaNXT, as proxy agent, and Odyssey Transfer and Trust Company, as transfer agent, to coordinate communications to broker participants and Trump Media shareholders. The digital token will not be an equity security and thus cannot be distributed through The Depository Trust Company (“DTC”). This means that each beneficial shareholder of Trump Media will need to be identified to receive their token distribution, including each shareholder who is designated as an “Objecting Beneficial Owner” (“OBO”).

It is our understanding that Securities and Exchange Commission rules for shareholder communications, including but not limited to Rule 14a-13, Rule 14b-1, Rule 14b-2, and Rule 14c-7, reinforce that banks and brokers have a general obligation to transmit certain materials from issuers to OBOs (e.g. proxy statements, proxy soliciting materials, annual reports, and information statements). This communication, however, concerns token distributions.

Given the foregoing, we hereby request your prompt assistance in providing a complete list of all Trump Media shareholders as of February 2, 2026, who are designated as OBOs to our proxy agent, BetaNXT, who will compile all shareholder details on our behalf in connection with the distribution. The shareholder details required from OBOs to receive a distribution are name, address, and record-date share balance for each OBO. BetaNXT will provide a communication channel and secure file delivery instructions for this data. The record date OBO shareholder details should be provided to BetaNXT no later than February 13, 2026. Please contact BetaNXT at (888) 912-9886 or by email to trumpmediaresponse@betanxt.com to coordinate delivery of the requested OBO information.

All Trump Media shareholders are entitled to receive a token distribution, and each token holder may be eligible to claim prizes or participate in any other program connected to holding token(s). To facilitate this process, the above-requested shareholder information needs to be provided, consistent with brokers’ fiduciary obligations, for logistical, administrative, and regulatory purposes. Failure to do so may jeopardize the ability of Trump Media shareholders to obtain the benefits to which they are entitled. To the extent you believe that it is your obligation to communicate with OBOs about this information, we expect that you will do so promptly and will confirm when complete.

Note that the digital tokens will not be assigned a cash value, and that only ultimate beneficial owners (not borrowers) of Trump Media shares as of the record date will be eligible to receive them.

Your timely assistance with this matter is greatly appreciated as we work toward a successful distribution.

Disclaimer Regarding Digital Tokens

It is anticipated that the digital tokens distributed to Trump Media shareholders will not in and of themselves represent an ownership interest in Trump Media or any other entity, nor should token holders expect rewards to include profits from the essential managerial efforts of others. It is further anticipated that the tokens will not be transferable and cannot be exchanged for cash, and that only ultimate beneficial owners of DJT shares as of February 2, 2026 (not including borrowers of stock) will be eligible to receive digital tokens. Trump Media reserves the right, in its sole discretion, to change, modify or terminate this distribution or any of the terms and conditions relating to the distribution at any time, with or without prior notice.

No Offer or Solicitation

This communication and the information contained herein is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities, or a solicitation of an offer to buy or exchange any securities, or any commodity or instrument or related derivative, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Cautionary Statement About Forward-Looking Statements

This press release includes forward-looking statements regarding, among other things, the plans, strategies, and prospects, both business and financial, of Trump Media. We have based these forward-looking statements on our current expectations and projections about future events, including expected potential merger & acquisition activity, the rollout of products and features, our Bitcoin treasury strategy, the future plans, timing and potential success of the streaming services and the launch and success of our financial services and FinTech platform. Although we believe that our plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words "believes," "estimates," "expects," "projects," "forecasts," "may," "will," "should," "seeks," "plans," "scheduled," "anticipates," "soon," "goal," "intends," or similar expressions. Forward-looking statements are not guarantees of future performance, and involve risks, uncertainties and assumptions that may cause our actual results to differ materially from the expectations that we describe in our forward-looking statements. There may be events in the future that we are not accurately able to predict, or over which we have no control.

About Trump Media & Technology Group

The mission of Trump Media is to end Big Tech's s assault on free speech by opening up the Internet and giving people their voices back. Trump Media operates Truth Social, a social media platform established as a safe harbor for free expression amid increasingly harsh censorship by Big Tech corporations; Truth+, a TV streaming platform focusing on family friendly live TV channels and on-demand content; and Truth.Fi, a financial services and FinTech brand incorporating America First investment vehicles.

Investor Relations Contact

Shannon Devine (MZ Group | Managing Director - MZ North America) Email:
shannon.devine@mzgroup.us

Media Contact

press@tmtgcorp.com